Exhibit 99.3 –

B27, LLC AND SUBSIDIARIES
UNAUDITED INTERIM CONSOLIDATED FINANCIAL STATEMENTS

FOR THE QUARTERLY PERIOD ENDED SEPTEMBER 30, 2013

B27, LLC AND SUBSIDIARIES
UNAUDITED INTERIM CONSOLIDATED FINANCIAL STATEMENTS
FOR THE QUARTERLY PERIOD ENDED SEPTEMBER 30, 2013

TABLE OF CONTENTS

Page

Unaudited Interim Consolidated Balance Sheets                                                                               3

Unaudited Interim Consolidated Income Statements                                                                        4

Unaudited Interim Consolidated Statements of Cash Flows                                                             5

Notes to Unaudited Interim Consolidated Financial Statements                                              6 - 11

B27, LLC AND SUBSIDIARIES
Unaudited Interim Consolidated Balance Sheets
September 30, 2013 and December 31, 2012
(Thousands of dollars)

	September 30,	December 31,
	2013	2012
ASSETS

Current assets
Cash and cash equivalents	$ 9,986	$ 1,014
Receivables, principally trade, net	13,784	17,661
Inventories	7,377	8,559
Costs and estimated profit in excess of billings on uncompleted contracts	20,441	17,630
Prepaid and other current assets	1,405	967
Total current assets	52,993	45,831

Property, plant and equipment, net	14,401	12,308

Goodwill	53,600	53,600

Other intangibles, net	13,112	14,343

Other assets	46	40

Total assets	$ 134,152	$ 126,122

LIABILITIES AND MEMBERS’ EQUITY

Current liabilities
Current portion of long-term borrowings	$ 9,833	$ 4,292
Accounts payable	12,526	13,714
Accrued expenses	6,314	3,156
State taxes payable	172	247
Billings in excess of costs and estimated profit on uncompleted contracts	2,855	9,916
Customer deposits and other deferred revenue	3,093	146
Total current liabilities	34,793	31,471

Long-term borrowings, excluding current portion	31,929	39,430

Total liabilities	66,722	70,901

Members’ equity
	67,430	55,221
Total liabilities and members’ equity	$ 134,152	$ 126,122

See accompanying notes to unaudited interim consolidated financial statements.

B27, LLC AND SUBSIDIARIES
Unaudited Interim Consolidated Income Statements
For the Three and Nine Months ended September 30, 2013 and 2012
(Thousands of dollars)

	Three Months Ended		Nine Months Ended
	2013	2012	2013	2012

Revenues	$ 50,518	$ 38,458	$ 123,224	$ 96,500
Cost of goods	35,273	28,673	90,402	71,405
Gross profit	15,245	9,785	32,822	25,095

Selling, general & administrative expenses	5,699	4,553	15,687	13,666
Operating earnings	9,546	5,232	17,135	11,429

Other income & expenses
Interest income	21	4	21	7
Other income, net	(5)	4	17	7
Interest expense	(1,149)	(977)	(3,554)	(2,973)
Net earnings before taxes	8,413	4,263	13,619	8,470

Income, franchise and foreign taxes
Federal income tax expense	(23)	-	(23)	-
State income tax expense	(27)	(62)	(131)	(167)
Foreign income tax expense	-	6	(6)	-

Net earnings after taxes	$ 8,363	$ 4,207	$ 13,459	$ 8,303

See accompanying notes to unaudited interim consolidated financial statements.

B27, LLC AND SUBSIDIARIES
Unaudited Interim Consolidated Statements of Cash Flows
For the Nine Months ended September 30, 2013 and 2012
 (Thousands of dollars)

	Nine Months Ended September 30,
	2013	2012
Cash flows from operating activities:
Net earnings	$ 13,459	$ 8,303
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation & amortization	2,469	1,876
Non cash payment-in-kind interest	415	373
Bad debt expense	6	21
Gain on disposal of assets	(6)	-
Changes in assets and liabilities, net:
Receivables	3,871	9,763
Inventories	1,182	(3,122)
Other assets	(444)	(533)
Accounts payable	(1,188)	342
Accrued expenses	3,158	(79)
State taxes payable	(75)	90
Costs and estimated profit and related billings	(9,873)	(19,146)
Anticipated losses on long-term contracts	-	175
Customer deposits and other deferred revenues	2,948	8,658
Net cash provided by operating activities	15,922	6,721

Cash flows from investing activities:
Capital expenditures	(3,524)	(3,894)
Proceeds from sale of property, plant and equipment	19	-
Acquisition of business	-	(4,021)
Net cash used in investing activities	(3,505)	(7,915)

Cash flows from financing activities:
Proceeds from short-term borrowing	4,725	-
Payments of debt short-term debt	(4,725)	-
Payments of debt long-term debt	(2,375)	(2,029)
Loan acquisition costs	180	100
Distributions	(1,250)	-
Net cash used in financing activities	(3,445)	(1,929)
Net change in cash and cash equivalents	8,972	(3,123)
Cash and cash equivalents at beginning of period	1,014	4,764
Cash and cash equivalents at end of period	$ 9,986	$ 1,641

See accompanying notes to unaudited interim consolidated financial statements.

B27, LLC AND SUBSIDIARIES
Notes to Unaudited Interim Consolidated Financial Statements
(Thousands of dollars)

Organization and Consolidation

B27, LLC and its wholly owned subsidiaries, B27 Resources, Inc. and Best Holding, LLC, along with Best Holding, LLC’s wholly owned subsidiaries, Best Equipment Service and Sales Company, LLC, Integrated Flow Solutions, LLC, IFS International, LLC, IFS LatinoAmerica Petróleo é Gas Ltda. (a Brazilian Limited Liability Company owned 99% by IFS International, LLC and 1% by Best Holding, LLC which was dissolved in 2012), BPW International, LLC, B27 Engineered Pumps & Systems, DMCC, PumpWorks 610, LLC and B27 RE, LLC, (collectively, the Company), is a manufacturer and distributor of industrial pumps and pumping systems used in the oil and gas, power generation and chemical processing industries.  The Company’s customers are located in the United States and abroad, however, the primary trading territory for Best Equipment Service & Sales Company, LLC (the distribution company) is Texas, Oklahoma and Louisiana.

The Company operates manufacturing facilities in Tyler and Houston, Texas and Shreveport, Louisiana and its corporate offices are located in Plano, Texas.

On March 30, 2012, the Company acquired certain assets and liabilities of American Pump Technologies, Inc. (“APT”), a pump repair and service facility located in Shreveport, Louisiana.  The primary purpose of the acquisition was to provide the Company with an opportunity to expand their capabilities in the repair and servicing of pump equipment in the pumping industry.  Later in 2012, the Company acquired a 49% interest in a Nigerian Joint Venture; Integrated Flow Solutions West Africa, Ltd.  This entity is an engineering services provider servicing companies operating in the Nigerian Oil and Gas sector.  And in 2013, the Company formed BPW International, LLC (a Delaware Limited Liability Company owned 100% by Best Holding, LLC) and B27 Engineered Pumps & Systems, DMCC (a UAE Limited Liability Company formed in the Dubai Multi Commodities Centre Free Zone owned 100% by BPW International, LLC).  This location is primarily a sales support and service location for handling business in the Middle East.

The unaudited interim consolidated financial statements include the accounts of B27, LLC and its wholly owned subsidiaries.  All significant intercompany balances and transactions have been eliminated in consolidation.

Summary of Significant Accounting Policies

Revenue and Cost Recognition

Revenues from the sale of distributed products and service/repair activities are recognized on a completed contract basis at the time of shipment.  Revenue from manufactured API (“American Petroleum Institute”) pumps, remanufactured pump products and the manufacturing of engineered to order pumping systems are generally accounted for using the percentage of completion method of accounting based on cost to date as a percentage of the estimated total cost at completion.

Contract costs include all direct material, direct labor (including pre-contract labor costs) and production overhead expenses.  These cost are used in the calculation of revenue recognized on a cost to estimated cost basis as described earlier for all of the manufactured API pumps and remanufactured pump products.  For the manufactured engineered to order pumping systems, certain subcontractor and material costs, expended during the design phase of jobs in progress, are incurred as a result of extended lead times related to their procurement.  In order to more accurately capture expended efforts towards project completion, these material and contractor costs, although identified to the job, are included in job costs after completion of the design phase.

The asset, "Costs and estimated profit in excess of billings on uncompleted contracts," represents the cost and percentage of estimated profit recognized in excess of amounts billed.  The liability, "Billings in excess of costs and estimated profit on  uncompleted contracts," represents billings in excess of revenues recognized.

B27, LLC AND SUBSIDIARIES
Notes to Unaudited Interim Consolidated Financial Statements
(Thousands of dollars)

Summary of Significant Accounting Policies (cont’d)

Customer deposits in current liabilities represent monies received prior to revenue recognition on completed contracts.

Revenues are reported net of sales taxes.  The Company classifies shipping and handling charges billed to customers as sales.  Shipping and handling charges paid to others are classified as a component of cost of sales.

Selling, general and administrative costs are charged to expense as incurred.  Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined.  Changes in job performance, job conditions, and estimated profitability, including those arising from contract penalty provisions and final contract settlements, may result in revisions to costs and income and are recognized in the period in which the revisions are determined.

Note 1 – Receivables

The components of receivables are as follows:

	September 30, 2013	December 31, 2012

Trade receivables	$ 12,921	$ 16,976
Retainage receivables	1,070	878
Impaired receivables	105	105
Employee and other receivables	375	361

Total receivables	14,471	18,320
Less: allowance for doubtful accounts	687	659

Total receivables, net	$ 13,784	$ 17,661

Note 2 – Inventories

The components of inventories are as follows:

	September 30, 2013	December 31, 2012

Raw materials and components	$ 3,470	$ 3,687
Work-in-process
Cost incurred on all uncompleted contracts	37,191	30,894
Less: Amounts involved in percentage completion method of accounting (Note 3)	33,475	26,159
Total work-in-process (completed contract method)	3,716	4,735
Finished goods	191	137

Total inventories	$ 7,377	$ 8,559

B27, LLC AND SUBSIDIARIES
Notes to Unaudited Interim Consolidated Financial Statements
(Thousands of dollars)

Note 3 – Costs and Estimated Profit on Uncompleted Contracts

Following is information with respect to uncompleted contracts accounted for under the percentage completion method of accounting:

	September 30, 2013	December 31, 2012

Costs incurred on uncompleted contracts	$ 33,475	$ 26,159
Estimated gross profit	16,320	10,818
Total revenue recorded on uncompleted contracts	49,795	36,977
Billings applicable thereto	(32,209)	(29,263)
Total excess (deficit) on uncompleted contracts	$ 17,586	$ 7,714
Reflected in the accompanying balance sheet as:
Costs and estimated profit in excess of billings on uncompleted contracts	$ 20,441	$ 17,630
Billings in excess of costs and estimated profit on uncompleted contracts	(2,855)	(9,916)

Total excess (deficit) on uncompleted contracts	$ 17,586	$ 7,714

Note 4 – Property, Plant and Equipment

A summary of property, plant and equipment is as follows:

Assets	Useful Life	September 30, 2013	December 31, 2012

Land	N/A	$ 284	$ 284
Building and building equipment	10-25 years	1,998	1,918
Improvements & leasehold improvements	1-5 Years	980	769
Office furniture, fixtures and equipment	3-7 Years	897	841
Computer software	3 Years	879	920
Vehicles	3-5 Years	520	381
Production equipment	7-10 Years	9,321	7,797
Pattern Costs	7-10 Years	3,412	2,503
Equipment under construction		452	153

Total property, plant and equipment		18,743	15,566
Less: accumulated depreciation		4,342	3,258
Property, plant and equipment, net		$ 14,401	$ 12,308

Note 5 – Line of Credit

The Company has a revolving line of credit of $20,000 that bears interest at a rate that varies based on the bank’s prime interest rate plus 3.75% as determined and is secured by substantially all of the Company's assets.  There were no borrowings under the revolving note at September 30, 2013 and December 31, 2012.

The Company additionally issues letters of credit which are issued to customers in the ordinary course of business to support advanced payments, as performance and/or warranty guarantees or in lieu of retention on contracts.  Letters of credit issued to secure guaranteed contracts as of September 30, 2013 and December 31, 2012, totaled $12,823 and $2,896, respectively.

B27, LLC AND SUBSIDIARIES
Notes to Unaudited Interim Consolidated Financial Statements
(Thousands of dollars)

Note 6 – Long-term Borrowings

Long-term borrowings are summarized as follows:
	September 30, 2013	December 31, 2012
Senior note, due in varying installments at variable rates as further described below and maturing March, 2016, secured by all assets of the Company	$ 35,625	$ 38,000
Subordinated note – related party acquisition financing, interest only paid quarterly at a fixed rate of 10% and payment-in-kind interest of 7.5% added to the principal balance of the notes, maturing January, 2014, unsecured	4,948	4,680
Subordinated note – related parties, payment-in-kind component of financing, interest at 17.75% added to the principal balance of the note, maturing October, 2013, unsecured	1,189	1,042
Total borrowings	41,762	43,722
Less current portion	9,833	4,292
Total long-term borrowings	$ 31,929	$ 39,430

The Company is subject to certain restrictive financial and other covenants under the long-term credit agreements, including affirmative, negative and financial reporting covenants.  As of September 30, 2013 and December 31, 2012, management believes the Company is in compliance with the covenant requirements.

Note 7 – Fair Market Value Measurements

ASC 820 “Fair Value Measurements,” defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements.  ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

ASC 820 also establishes a fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.  The standard describes three levels of inputs that may be used to measure fair value:

Level 1	Quoted prices in active markets for identical assets or liabilities

Level 2
Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities

Level 3	Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities

Assets and liabilities measured at fair value on a nonrecurring basis consist of goodwill and other intangible assets. These assets are measured using level 3 inputs as defined in ASC 820.

The carrying values of the Company's long-term borrowings approximate fair values for financial instruments of similar risk.  The carrying values of cash equivalents, receivables and accounts payable approximate fair value because of the short maturities of these instruments.

B27, LLC AND SUBSIDIARIES
Notes to Unaudited Interim Consolidated Financial Statements
(Thousands of dollars)

Note 8 – Business and Credit Concentrations

For the three and nine months ended September 30, 2013, approximately 28% and 43%, respectively, of the Company's sales were to companies outside of the United States.  No one customer or country accounted for a significant portion of these sales.

As of September 30, 2013 and December 31, 2012, one customer accounted for approximately 10% and 22%, respectively, of accounts receivable.  No other customer accounted for greater than 10% of the accounts receivable at September 30, 2012 and December 31, 2012.

The Company maintains bank accounts at several banks.  Accounts at each institution are insured by the Federal Deposit Insurance Corporation.  Management closely monitors the financial condition of these institutions.

Note 9 – Related Party Transactions

The Company pays management fees for services to three related parties, including; Champlain Capital Partners, Honeywell and the Board Chairman, Steve Ardia.  During the three and nine month periods ended September 30, 2013 and 2012, the Company recorded the following in management fees related to these services:

	2013	2012
Three months ended September 30	$ 56	$ 56
Nine months ended September 30	$ 169	$ 169

The Company has entered into employment agreements with three key members of management.  The agreements set forth terms and rights of employment, contain certain non-compete obligations and require confidentiality.

The Company leases two manufacturing facilities from Reynolds Real Estate, LLC which is owned by the original unit holders of B27, LLC.  Each of the leases is a nine year lease expiring December 31, 2018.  During the three and nine month periods ended September 30, 2013 and 2012, the Company recorded the following expenses related to these leases:
	2013	2012
Three months ended September 30	$ 233	$ 229
Nine months ended September 30	$ 699	$ 631

B27, LLC has an enterprise license to use software products from Intelliquip, LLC which is owned by the original unit holders of B27, LLC.  There is no cost to use these licenses until the software is implemented.  When implemented, B27 is obligated to pay maintenance and hosting fees based on the current software selling price.  Best Equipment Service and Sales Company, LLC has begun use of these licenses to provide software services related to a web-enabled automated sales program.  During the three and nine month periods ended September 30, 2013 and 2012, the Company recorded the following expenses related to these licenses:

	2013	2012
Three months ended September 30	$ 27	$ 44
Nine months ended September 30	$ 46	$ 75

Short-term and long-term borrowings described earlier in Notes 6 are being provided by certain members of the Company.

Certain members of the Company have provided third party financing to one of the Company’s vendors.

B27, LLC AND SUBSIDIARIES
Notes to Unaudited Interim Consolidated Financial Statements
(Thousands of dollars)

Note 10 – Subsequent Events

The Company has evaluated subsequent events through the date that these financial statements were available to be issued.  On December 9, 2013, the Company entered into a Securities Purchase Agreement pursuant to which all of the equity of B27 is to be sold.  Consummation of the transaction remains subject to the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, along with the satisfaction of other customary closing conditions.